SECURITY AGREEMENT


  Secured Party:                    Debtor:

  VM Investors Partnership          Fairfield Communities, Inc.
  11832 Rock Landing Drive          2800 Cantrell Road
  Suite 304                         Little Rock, Arkansas 72202
  Newport News, Virginia  23606

  A.  AGREEMENT

      1. Security Interest. Upon the terms hereof, for value received, Fairfield Communities, Inc., a Delaware corporation ("Debtor"), hereby irrevocably and unconditionally grants to VM Investors Partnership, a Virginia general partnership ("Secured Party") a second priority security interest and lien in all interval or unit ownership contract agreements and installment notes described on Exhibit A attached hereto and incorporated herein for all purposes arising from the sales of vacation ownership units (commonly known as timeshare units) at the resort community known as Fairfield Williamsburg located near Williamsburg, Virginia, which agreements and notes were owned by the Fairfield Williamsburg Joint Venture, a Virginia general partnership (the "Williamsburg Joint Venture"), prior to the date hereof and have been sold by the Williamsburg Joint Venture to Debtor pursuant to the Document of Sale and Assignment of Beneficial Interest of even date hereof executed by the Williamsburg Joint Venture in favor of Debtor (collectively, "Collateral"), to secure the payment and performance of the Obligation (as defined below). Unless otherwise defined in this agreement, terms used herein shall have the meanings set forth in the Promissory Note of even date herewith, in the original principal amount of $6,396,108.71, executed by Debtor and payable to the order of Secured Party (as amended, modified, supplemented, renewed or extended from time to time, "Note").

  B.  OBLIGATION

      1.   Description of Obligation.  The following obligations
  (collectively, "Obligation") are secured by this agreement:

           All debt, obligations, liabilities and agreements of Debtor to Secured Party, now or hereafter existing, arising pursuant to or in connection with (i) this agreement; (ii) the Note; and (iii) all amendments, modifications, renewals, extensions, substitutions or rearrangements of any of the foregoing.

  C.  WARRANTIES

      1. Financing Statements. No financing statement covering the Collateral is or will be on file in any public office, except


          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49





  financing statements relating to (a) the liens of FNBB as agent for the FCI Lender Group, (b) the liens of FNBB as agent for the FAC Lender Group, which liens are subordinate to the liens granted hereunder pursuant to the Intercreditor Agreement hereinafter defined (the liens described in clauses (a) and (b) above collectively, "Permitted Liens"), and (c) the liens granted hereunder.

      2. Ownership. Debtor owns the Collateral free from any setoff, claim, restriction or Lien, except Permitted Liens.

      3. Power and Authority. Debtor has full power, authority and legal right to execute, deliver and perform this agreement.

      4. Issuance of Stock. Convertible Preferred Stock and Converted Subordinated Debt (as such terms are defined in the Fifth Amended and Restated Joint Plans of Reorganization for All Debtors filed with the United States Bankruptcy Court for the Eastern District of Arkansas, Western Division, on January 15, 1992), are not being issued by Debtor pursuant to the Consolidating Entities Plan.

  D.  COVENANTS

      1. Obligation and This Agreement. Debtor will promptly perform, observe and be bound by all of its conditions, covenants and agreements herein and in the Note.

      2. Ownership of Collateral. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party, except the holders of Permitted Liens. Debtor will keep the Collateral in good condition, free from all Liens, except Permitted Liens.

      3. Secured Party's Costs. Debtor will pay all costs necessary to obtain and perfect this agreement and the security interest granted hereby.

      4. Information. Debtor will furnish Secured Party such information as Secured Party may reasonably request to identify the Collateral, at the time and in the form reasonably requested by Secured Party.

      5. Additional Documents. Debtor will execute and deliver such further instruments and agreements as Secured Party deems reasonably necessary to obtain and perfect the security interest hereunder, and to enable Secured Party to comply with the Federal Assignment of Claims Act, or any other federal or state law, in order to obtain or perfect Secured Party's interest in Collateral, to effect its rights hereunder or to obtain proceeds of Collateral.

      6. Right of Secured Party to Notify Debtors. At any time during the continuance of an Event of Default, Secured Party may


          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                   -2-





  notify persons obligated on any Collateral to make payments directly to Secured Party and Secured Party may take control of all proceeds of any Collateral. Until Secured Party elects to exercise such rights, Debtor, as agent of Secured Party, will collect and enforce all payments owed on Collateral.

      7. Records of Collateral. Debtor at all times will maintain accurate books and records covering the Collateral. The amounts shown as owed to Debtor on Debtor's books will be the undisputed amounts owing and unpaid. Debtor will disclose to Secured Party all agreements modifying any material part of the Collateral.

      8. Disposition of Collateral. Except as permitted under the loan documents evidencing the FCI-FNBB Loans or as otherwise consented to by FNBB, no Collateral may be sold, leased or otherwise disposed of by Debtor in any manner without the prior written consent of Secured Party; provided, however, that Debtor may sell the Collateral, in whole or in part, to Fairfield Acceptance Corporation and its successors and assigns ("FAC").

      9. Location of Records. Debtor will give Secured Party written notice of each office of Debtor in which records of Debtor pertaining to the Collateral are kept. If no such notice is given, all records of Debtor pertaining to the Collateral are and will be kept at Debtor's address shown above.

      10. Notice of Changes. Debtor will notify Secured Party of a change in Debtor's residence or location, of a change in any material matter warranted or represented by Debtor in this agreement or furnished to Secured Party, and of any Event of Default.

      11. Change of Name. Debtor will not change its name without giving Secured Party prior written notice thereof.

      12. Power of Attorney. Debtor appoints Secured Party Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do hereunder and which Debtor has failed to do; however, nothing in this Section will be construed to obligate Secured Party to take any action hereunder.

      13. Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligation or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor or surety) liable on the Obligation, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligation or any security therefor or guaranty thereof or under this agreement will in any manner impair or affect the rights of Secured Party hereunder, under the Note, at law or in equity. Secured Party need not file suit or assert a claim for personal judgment against any person for any part of the


          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                   -3-





  Obligation or seek to realize upon any other security for the Obligation, before foreclosing upon the Collateral for the purpose of paying the Obligation. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligation any such other security or proceeds thereof.

      14. Payment and Distribution of Securities. Debtor will make no payments or dividends with respect to its common stock issued by Debtor pursuant to the Consolidating Entities Plan (collectively, the "Securities") after written notice by Secured Party of the continuance of an Event of Default described in Section 8(a) of the Note or written notice by Secured Party that the amount outstanding under the Note exceeds the value of the Collateral; provided, however, that if Debtor pledges additional collateral to Secured Party (including additional subordinated liens) such that the value of all collateral pledged by Debtor to Secured Party equals or exceeds the amount outstanding under the Note, which pledge shall be in accordance with the loan documents evidencing the FCI-FNBB Loans, Debtor may make payments and distributions with respect to the Securities.

      15. Value of Collateral. The value of the Collateral will be determined jointly by Debtor and Secured Party. If the value of the Collateral cannot be agreed upon by Debtor and Secured Party, the Collateral will be valued by an independent accountant or other independent appraiser appointed by Debtor and not reasonably objected to by Secured Party within 10 days after receipt by Secured Party of written notice from Debtor of such appointment; provided, however, that if Secured Party shall so object and Debtor and Secured Party cannot agree upon the appointment of an independent accountant or other independent appraiser within 15 days after the receipt by Debtor of Secured Party's written notice of objection, the American Arbitration Association shall appoint such independent accountant or other independent appraiser, which appointment shall be final and binding upon Secured Party and Debtor.

      16. Sale of Collateral to Fairfield Acceptance Corporation. Debtor has the right to sell the Collateral, in whole or in part, to FAC without the consent of Secured Party. Upon the sale, the lien of Secured Party in the Collateral sold to FAC will be released automatically, and Secured Party hereby appoints Debtor Secured Party's attorney-in-fact with full power in Secured Party's name and behalf to execute and deliver such instruments and agreements (including without limitation, Uniform Commercial Code termination statements and instruments of satisfaction, discharge, and/or reconveyance) as Debtor deems necessary to evidence and effect such release.

      17.  Delivery of Collateral and Acceptance by Custodian.
  Debtor hereby confirms that the Collateral has been delivered to


          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                   -4-





  and is in the possession of First Commercial Trust Company, N.A., as custodian of the Collateral ("Custodian"). Custodian, as the duly appointed agent of Secured Party for these purposes, hereby acknowledges receipt of the Collateral. Custodian declares that it holds and will hold the Collateral as the bailee and agent for Secured Party, subject to the rights of FNBB, as agent for the FCI Lender Group in and to the Collateral. Custodian agrees that it will release the Collateral upon any sale thereof to FAC without requiring any consent of, notice by, or other action by Secured Party. It is agreed and understood that should Secured Party's interest in the Collateral become a first priority security interest, the custodian relationship referenced herein shall be re-negotiated and re-documented in accordance with terms and conditions acceptable to both Secured Party and Custodian.

      18. Resignation of Custodian. Upon 30 days' prior written notice to both Secured Party and Debtor, Custodian may resign from its duties hereunder and terminate its obligations and liabilities hereunder; provided, however, that Custodian agrees that so long as it is acting as the bailee and agent for FNBB, as agent for the FCI Lender Group, Custodian shall not resign from its duties hereunder.

  E.  RIGHTS AND POWERS OF SECURED PARTY

      1. Remedies of Secured Party Upon Default. When an Event of Default occurs and continues, Secured Party without notice or demand, and subject to any limitations or restrictions imposed by any applicable law, will have the following remedies: Secured Party may declare the Obligation in whole or part immediately due and may enforce payment of the same and exercise any rights and remedies of Secured Party under the Uniform Commercial Code as enacted in the State of Arkansas ("UCC"), this agreement, the Note, or otherwise. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Secured Party will be entitled to immediate possession of all books and records evidencing any general intangibles covered by this agreement and shall have the authority to enter upon any premises upon which any of the same, or any Collateral, may be situated and remove the same therefrom without liability. Debtor will be entitled to any surplus and shall be liable to Secured Party for any deficiency. The proceeds of any disposition after an Event of Default available to satisfy the Obligation will be applied to the Obligation in such order and in such manner consistent with applicable law as Secured Party in its discretion will decide.

  F.  GENERAL

      1. Subordination. The security interest and lien granted to Secured Party hereunder in the Collateral is inferior and


          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                   -5-





  subordinate to the first and prior security interests and liens of the FCI Lender Group in the Collateral, pursuant to the Intercreditor Agreement of even date herewith, among Debtor, Secured Party, FNBB as agent for the FCI Lender Group and FNBB as agent for the FAC Lender Group, as such agreement may be amended, modified, renewed or supplemented from time to time (the "Intercreditor Agreement"), and are subject to all provisions and requirements of such Intercreditor Agreement. As between Debtor, FNBB, and FNBB as agent for the FCI Lender Group, in the event of any conflict between the provisions of this agreement and the provisions of any documents, instruments or agreements executed or delivered in connection with the FCI-FNBB Loans (the "FNBB Loan Documents"), the terms of the FNBB Loan Documents will control.

      2. Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies will not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

      3. Waiver. Should any part of the Obligation be payable in installments, the acceptance by Secured Party at any time and from time to time of partial payment of the aggregate amount of all installments then matured will not be deemed as a waiver of any Event of Default then existing. No waiver by Secured Party of any Event of Default will be deemed to be a waiver of any other subsequent Event of Default, nor will any such waiver by Secured Party be deemed to be a continuing waiver. No delay or omission by Secured Party in exercising any right or power hereunder, or under the Note, will impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Secured Party hereunder or under such other writings.

      4. Interest; Limitation of Law. No provision herein or in the Note will require the payment or permit the collection of interest in excess of the maximum permitted by applicable law. If, in any contingency whatsoever, Secured Party will receive anything of value from Debtor deemed interest under applicable law which would exceed the maximum amount of interest permissible under applicable law, the provisions of the Note will govern.

      5. Parties Bound. This agreement shall be binding on Debtor and Debtor's successors, assigns and other legal representatives, and will inure to the benefit of Secured Party and its legal representatives, successors and assigns.

      6. Notice. All notices hereunder will be given at the following addresses: if to Debtor, 2800 Cantrell Road, Little


          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                   -6-





  Rock, Arkansas 72202, Attention: President; if to Secured Party, c/o Victor Management Company, 11832 Rock Landing Drive, Suite 304, Newport News, Virginia 23606, Attention: President, with copies to Newport News Savings Bank, 301 Hiden Boulevard, Newport News, Virginia 23606, Attention: Mr. Robert Springer, and VMS Realty Partners, 8700 West Bryn Mawr Avenue, Chicago, Illinois 60631,
  Attention: Joel Stone; and if to Custodian, P.O. Box 1471, Capitol at Broadway, Little Rock, Arkansas 72203, Attention: Corporate Trust Administrator. Either party may change its address for notice hereunder to any other location within the continental United States by giving 30 days prior notice thereof to the other party in accordance with this paragraph. All notices given hereunder will be in writing and will be considered properly given if (a) mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested,
  (b) delivered by a nationally recognized overnight delivery service with written confirmation of delivery, (c) delivered in person to the intended addressee, or (d) sent by facsimile transmission with confirmation of delivery. Any notice mailed as above provided will be effective upon its deposit in the custody of the U.S. Postal Service; all other notices will be effective upon receipt. Notice will be deemed reasonable if so mailed, delivered or sent at least five days before the related action (or if applicable law specifies a longer period, such longer period) to the notice address of Debtor set forth above.

      7. Modifications. No provision hereof may be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Secured Party, nor by course of conduct, usage of trade or mercantile law.

      8. Governing Law. This agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia and the United States of America, without giving effect to the principles of conflict of laws of Virginia or the United States of America.

      9. Severability. If any provision of this agreement or any related documents is held to be illegal, invalid or unenforceable under present or future laws or regulations, that provision will be fully severable. The affected instrument, document or agreement will be construed and enforced as if any severed provision had never been a part thereof, and the remaining provisions will remain in full force and effect and will not be affected by the severed provision or by its severance therefrom. In lieu of the severed provision, there will be added automatically as a part of the affected instrument, document or agreement a provision that is legal, valid and enforceable, and as similar in terms to the severed provision as may be possible.

      10. Financing Statement. A carbon, photographic or other reproduction of this agreement or any financing statement covering the Collateral will be sufficient as a financing statement.


          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                   -7-





      11. UCC Definitions. Unless the context indicates otherwise or the terms are otherwise defined in the Note, definitions in the UCC apply to words and phrases in this agreement.

      12. Release of Collateral. Upon payment in full of the Obligation and termination of the Note, Secured Party will promptly execute and deliver to Debtor documents and instruments sufficient to release and discharge of record all liens securing the Obligation.

      13. Control. Notwithstanding anything herein to the contrary, this agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of Debtor by Secured Party, or control, affirmative or negative, direct or indirect, by Secured Party, over the management or any aspect of the day-to-day operation of Debtor, which control remains in Debtor, its shareholders and board of directors.

      14. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of this Agreement, it will not be necessary to produce or account for more than one such counterpart.


          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                   -8-






      IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of this 30th day of June, 1994.


                               FAIRFIELD COMMUNITIES, INC.



                               By
                                 -------------------------------
                                 Title:



                               VM INVESTORS PARTNERSHIP

                               By  VMS Realty, Inc., a general
                                 ------------------------------
                                   partner



                               By
                                 ------------------------------
                                 Title:


                               By  Dominion Motor Inns, Inc., a
                                 ------------------------------
                                   general partner



                               By
                                 ------------------------------
                                 Title:


                               By  Vaz, Inc., a general partner
                                  -----------------------------


                               By
                                 ------------------------------
                                 Title:


                               FIRST COMMERCIAL TRUST COMPANY, N.A.,
                               as Custodian



                               By
                                 ------------------------------
                                 Title:







          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                   -9-






                                Exhibit A
                                   to
                           Security Agreement


                          CONTRACTS RECEIVABLE




          DLMAIN Doc: 64770.2
                 Printed: 11-02-94 14:49                  -10-

                                PROMISSORY NOTE


          Little Rock, Arkansas     $6,396,108.71           June 30, 1994


               FOR VALUE RECEIVED, FAIRFIELD COMMUNITIES, INC., a Delaware corporation ("FCI"), promises to pay to the order of VM INVESTORS PARTNERSHIP, a Virginia general partnership ("Payee"), at 11832 Rock Landing Drive, Suite 304, Newport News, Virginia 23606 (or such other place as Payee may from time to time designate in writing to FCI), the principal sum of $6,396,108.71, together with all unpaid interest thereon, on the first business day of the 36th month following the VM Commencement Date (the "Maturity Date"), or sooner as hereafter provided.

               1. Definitions. When used herein, the following terms will have the following definitions:

                    (a) "Consolidating Entities Plan" means the plan of reorganization as set forth in Article II of the Seventh Amended and Restated Joint Plans of Reorganization for All Debtors, as it may be altered, amended or modified from time to time.

                    (b) "FAC Lender Group" means the lenders from time to time party to the Third Amended and Restated Credit Agreement dated as of September 28, 1993, among Fairfield Acceptance Corporation, the lenders signatory thereto and FNBB, as agent for the lenders, as amended and supplemented from time to time.

                    (c) "FCI-FNBB Loans" mean the amount owed to the FCI Lender Group under the Amended and Restated Revolving Credit Agreement, dated as of September 28, 1993, by and among the lenders signatory thereto, FNBB as agent for the FCI Lender Group, FCI, Suntree Development Company and Fairfield Myrtle Beach, Inc., as amended and supplemented from time to time.

                    (d) "FCI Lender Group" means the lenders from time to time party to the Amended and Restated Revolving Credit Agreement, dated as of September 28, 1993, by and among the lenders signatory thereto, FNBB as agent for the lenders, FCI, Suntree Development Company and Fairfield Myrtle Beach, Inc., as amended and supplemented from time to time.

                    (e) "FNBB" means The First National Bank of Boston, a national banking association, and its successors and assigns.


                    (f) "VM Commencement Date" means the earlier of March 1, 1997 or the date when the FCI-FNBB Loans are paid


          DLMAIN Doc: 64768.2
                 Printed: 11-02-94 14:50





               in full in accordance with their terms and the loan commitment of the FCI Lender Group under the FCI-FNBB Loans have been terminated.

               2. Interest. The unpaid principal balance of this Note from time to time outstanding will bear interest from September 1, 1992, at a per annum rate equal to 10%, but in no event higher than the maximum lawful rate that may be contracted for, charged, taken, reserved or received by Payee in accordance with applicable law. Interest hereon will be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

               3. Manner of Payment and Application of Funds. The principal and accrued interest on this Note will be due and payable in 36 monthly installments of $299,229.16, payable on the first business day of each calendar month, commencing on the first day of the first month following the VM Commencement Date. All sums payable hereunder will be payable by FCI to Payee in funds constituting lawful money of the United States of America.

               4. Maturity Date. All unpaid principal and accrued interest thereon will be due and payable on the earlier of the Maturity Date or acceleration.

               5. Prepayment of Principal. FCI will be entitled to prepay at any time(s) the outstanding principal balance hereof, in whole or in part, plus accrued interest thereon without premium or penalty.

               6. Security Agreement. This Note is secured by a Security Agreement ("Security Agreement") of even date herewith executed by and between FCI, Payee and First Commercial Trust Company, N.A., as Custodian, to which reference is made for a statement of the rights and obligations of FCI and Payee in relation thereto.

               7. Intercreditor Agreement. Payment and performance under this Note are subordinated to payment and performance of obligations of FCI to the FCI Lender Group pursuant to the Intercreditor Agreement of even date herewith, among FCI, Payee, FNBB as agent for the FCI Lender Group, and FNBB as agent for the FAC Lender Group, as such agreement may be amended, modified, renewed or supplemented from time to time ("Intercreditor Agreement"), and are subject to all provisions and requirements of that Intercreditor Agreement.

               8. Events of Default. The occurrence of any of the following will be an "Event of Default" hereunder:

                    (a) FCI fails to pay any principal, interest or other amounts payable under this Note within 5 business days from the date the payment is due;



          DLMAIN Doc: 64768.2
                 Printed: 11-02-94 14:50                              -2-





                    (b) FCI commences or becomes the subject of any proceedings under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debts, conservatorship, moratorium, dissolution, liquidation, or similar debtor relief laws of any jurisdiction, whether now or hereafter in effect, and the proceedings are not dismissed, discharged, stayed or restrained within 90 days of the commencement thereof, shall make an assignment for the benefit of its creditors, or shall fail to pay its debts generally as they become due;

                    (c) FCI liquidates or dissolves itself (or suffers any liquidation or dissolution) or otherwise winds up or terminates its existence; or

                    (d) A default or breach occurs in the performance or observance of any term, agreement, covenant or provision of the Security Agreement or Intercreditor Agreement and the default or breach is not cured within a period of 30 days after notice from Payee thereof.

               9.   Acceleration and Other Remedies.

                    (a) If an Event of Default described in Section 8(b) above occurs, the aggregate unpaid principal balance of and any accrued interest on this Note will thereupon become due and payable concurrently therewith, without any action by Payee or any subsequent holder of this Note, and without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby expressly waived (except to the extent waiver of the foregoing is not permitted by applicable law). If any other Event of Default occurs, Payee or any subsequent holder hereof may, upon written notice to Payee of such Event of Default (i) declare the unpaid principal balance of and any accrued interest on this Note immediately due and payable, whereupon it will be due and payable without diligence, presentment, demand, or protest, all of which are hereby expressly waived (except to the extent waiver of the foregoing is not permitted by applicable law), and (ii) exercise all other rights and remedies available by agreement, at law or in equity.

                    (b) Failure to exercise any of the foregoing options will not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to any other event. The acceptance by Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment will not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of Payee.


          DLMAIN Doc: 64768.2
                 Printed: 11-02-94 14:50                              -3-






               10. Waivers. FCI and any endorsers, sureties or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, other notice of any kind, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereof. FCI and any endorsers, sureties or guarantors hereof also severally waive any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

               11. Legal Interest Limitations. It is the intent of FCI and Payee to conform strictly to all applicable state and federal usury laws. All agreements between FCI and Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof or otherwise, shall the amount contracted for, charged or received by Payee for the use, forbearance, or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing, or pertaining to the indebtedness evidenced hereby which may be legally deemed to be for the use, forbearance or detention of money, exceed the maximum amount which Payee is legally entitled to contract for, charge or collect under applicable state or federal law. If from any circumstance whatsoever fulfillment of any provision hereon or of such other documents, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law, then the obligation to be fulfilled will be automatically reduced to the limit of such validity, and if from any such circumstance Payee ever receives as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest will be applied to the reduction of the principal indebtedness hereof and any other amounts due under any other instrument evidencing, securing or pertaining to the indebtedness evidenced hereby, but not to the payment of interest; and if such amount which would be excessive interest exceeds the unpaid balance of principal hereof and all other non-interest indebtedness described above, then such additional amount will be refunded to FCI. All sums paid or agreed to be paid by FCI for the use, forbearance or detention of the indebtedness of FCI to Payee will, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the amount of interest on account of such indebtedness is uniform throughout the term thereof and does not exceed the maximum permitted by applicable law. The terms and provisions of this paragraph will control and


          DLMAIN Doc: 64768.2
                 Printed: 11-02-94 14:50                              -4-





          supersede every other provision of all agreements between FCI and the Payee.

               12. Attorneys' Fees and Costs of Collection. If this Note is placed in the hands of an attorney for collection after an Event of Default, FCI and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal, interest and other amounts payable hereunder.

               13. Severability. If any provision of this Note or any related documents is held to be illegal, invalid or unenforceable under present or future laws or regulations, that provision will be fully severable. The affected instrument, document or agreement will be construed and enforced as if any severed provision had never been a part thereof, and the remaining provisions will remain in full force and effect and will not be affected by the severed provision or by its severance therefrom. In lieu of the severed provision, there will be added automatically as a part of the affected instrument, document or agreement a provision that is legal, valid and enforceable, and as similar in terms to the severed provision as may be possible.

               14. Notices. All notices hereunder will be given at the following addresses: if to FCI, 2800 Cantrell Road, Little Rock, Arkansas 72202, Attention: President; and if to Payee, c/o Victor Management Company, 11832 Rock Landing Drive, Suite 304, Newport News, Virginia 23606, Attention: President, with copies to Newport News Savings Bank, 301 Hiden Boulevard, Newport News, Virginia 23606, Attention: Mr. Robert Springer, and VMS Realty Partners, 8700 West Bryn Mawr Avenue, Chicago, Illinois 60631,
          Attention: Joel Stone. Any party may change its address for notice hereunder to any other location within the continental United States by giving 30 days prior notice thereof to the other party in accordance with this paragraph. All notices given hereunder will be in writing and will be considered properly given if (a) mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested,
          (b) delivered by a nationally recognized overnight delivery service with written confirmation of delivery, (c) delivered in person to the intended addressee, or (d) sent by facsimile transmission with confirmation of delivery. Any notice mailed as above provided will be effective upon its deposit in the custody of the U.S. Postal Service; all other notices will be effective upon receipt.









          DLMAIN Doc: 64768.2
                 Printed: 11-02-94 14:50                              -5-





               15. APPLICABLE LAW. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA AND THE UNITED STATES OF AMERICA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF VIRGINIA OR THE UNITED STATES OF AMERICA.


                                            FAIRFIELD COMMUNITIES, INC.



                                            By
                                              -------------------------
                                              Title:





          DLMAIN Doc: 64768.2
                 Printed: 11-02-94 14:50                              -6-